UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

Outdoor Holding Company

(Exact name of registrant as specified in its charter)

Delaware	001-13101	83-1950534
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7681 E. Gray Rd.

Scottsdale, Arizona 85260

(Address of principal executive offices)

(480) 947-0001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	POWW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value	POWWP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Settlement of Litigation and Related Developments

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 28, 2025, as amended on June 2, 2025, on May 21, 2025, Outdoor Holding Company (the “Company”) entered into a Settlement Agreement (the “Settlement Agreement”), by and among the Company, Speedlight Group I, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Speedlight”), Steven F. Urvan, and certain current and former members of the Company’s Board of Directors (collectively, the “Legacy Directors”). The Settlement Agreement became effective at 5:00 p.m. Eastern Time on May 30, 2025 (the “Effective Date”) pursuant to its terms.

As a result and pursuant to the Settlement Agreement, effective as of the Effective Date, (i) Jared Smith resigned as a member of the Board and from his position as the Chief Executive Officer of the Company and as an officer or member of each of the Company’s direct or indirect subsidiaries and (ii) Mr. Urvan was appointed as the Chief Executive Officer of the Company and as the Chairman of the Board of Directors (the “Board”).

In addition, in accordance with the Settlement Agreement, on June 3, 2025, the Company, Speedlight, Mr. Urvan and the Legacy Directors filed a Stipulation of Voluntary Dismissal With Prejudice dismissing, with prejudice, all claims asserted in the previously disclosed litigation among such parties.

Adjusted Annual Meeting Date and Record Date

On June 5, 2025, the Board determined to adjust the previously announced date of the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and related record date. The 2025 Annual Meeting will be held on Friday, August 29, 2025 and the record date for determining stockholders who are eligible to receive notice of and vote at the 2025 Annual Meeting will be Monday, June 30, 2025. The Company will publish additional details regarding the exact time, location and matters to be voted on at the 2025 Annual Meeting in the Company’s proxy statement for the 2025 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR HOLDING COMPANY

Dated: June 5, 2025	By:	/s/ Paul J. Kasowski
Paul J. Kasowski
Chief Financial Officer